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                                                                   Exhibit 10.39




Mr. Joseph M. Tucci
10 Mountain Laurel Drive
Unit No. 604
Nashua, NH  03060

         Re:      Amendment to March 9, 1993 Agreement, as amended
                  ------------------------------------------------

Dear Joe:

         This letter constitutes a fifth amendment to the March 9, 1993 letter agreement between Wang Laboratories, Inc. ("WLI") and you relative to your employment by WLI as its Chief Executive Officer and Chairman of the Board of Directors (the "Employment Letter"), as amended most recently on May 29, 1996. WLI has agreed with you that the Employment Letter is amended as follows:

         1. Paragraph 6 of the Employment Letter regarding Severance is hereby amended, effective as of July 23, 1996, to provide that if such Severance provision is triggered, during the applicable salary continuation period under the Employment Letter WLI will also continue to make available health and dental (but no other) benefits to you at no cost.

         The Employment Letter is hereby ratified and confirmed, except as expressly modified herein.

                                             Wang Laboratories, Inc.


                                             By: /s/ Joseph J. Kroger
                                                 -------------------------------
                                                 Joseph J. Kroger
                                                 Interim Chairman Organization,
                                                 Organization, Compensation and
                                                 Nominating Committee
                                                 Dated:  November 25, 1996
Agreed to:


/s/ Joseph M. Tucci
---------------------------
Joseph M. Tucci